UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 27, 2021

Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TRMK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At Trustmark's Annual Meeting held on April 27, 2021, three proposals were submitted to Trustmark's shareholders, which are described in detail in Trustmark’s Proxy Statement.  The final results for the votes regarding the proposals are set forth below.

Proposal #1:  Election of directors.

Trustmark’s shareholders elected the twelve directors named below to serve until the 2022 annual shareholders’ meeting or until their successors have been elected and qualified.  The votes cast for each of the twelve directors, who constitute the entire Board of Directors of Trustmark following the meeting, are set forth below:

	For	Against	Abstain	Broker Non-Votes
Adolphus B. Baker	44,216,997	1,189,448	32,283	8,579,746
William A. Brown	45,316,940	53,350	68,438	8,579,746
Augustus L. Collins	45,338,900	51,231	48,597	8,579,746
Tracy T. Conerly	45,088,493	282,073	68,162	8,579,746
Toni D. Cooley	45,079,630	290,621	68,477	8,579,746
Duane A. Dewey	45,238,198	125,790	74,740	8,579,746
Marcelo Eduardo	45,320,493	54,465	63,770	8,579,746
J. Clay Hayes, Jr., M.D.	45,262,763	135,346	40,619	8,579,746
Gerard R. Host	44,891,533	472,470	74,725	8,579,746
Harris V. Morrissette	45,235,862	124,696	78,170	8,579,746
Richard H. Puckett	42,832,687	2,537,552	68,489	8,579,746
William G. Yates III	45,088,067	281,835	68,826	8,579,746

Proposal #2:   Advisory vote to approve executive compensation.

Trustmark’s shareholders approved, on an advisory basis, the compensation of Trustmark’s executive officers as disclosed in the Proxy Statement.  The votes regarding Proposal #2 were as follows:

For	Against	Abstain	Broker Non-Votes
44,262,027	885,552	291,149	8,579,746

Proposal #3:   Ratification of the selection of Crowe LLP.

Trustmark’s shareholders ratified the selection of Crowe LLP as Trustmark’s independent auditor for the fiscal year ending December 31, 2021.  The votes regarding Proposal #3 were as follows:

For	Against	Abstain	Broker Non-Votes
53,761,101	150,788	106,585	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Thomas C. Owens
Thomas C. Owens
Treasurer and Principal Financial Officer

DATE:	April 28, 2021